QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.1

        This DEED is made the 30th day of September, 2005

        BETWEEN:-

        (1)   Liberty Media International, Inc., a company incorporated in Delaware whose registered office is at 12300 Liberty Boulevard, Englewood, CO 80112, United States of America ("the Guarantor"); and

        (2)   Glacier Holdings S.C.A., a Luxembourg société en commandite par actions, with its registered address at 398, route d'Esch, L1471 Luxembourg (R.C.S. Luxembourg B No 96377) ("the Seller").

RECITALS

        A.    The Seller and United ACM Holdings, Inc. (the "Purchaser" which expression shall include any company which it may at any time amalgamate) will enter into a share purchase agreement ("SPA") with respect to the sale and purchase of the entire issued share capital of Cablecom Holdings A.G. on the date hereof.

        B.    The purchase price payable to the Seller by the Purchaser for the shares pursuant to the SPA is an aggregate amount of CHF 2,825,000,000 ("the SPA Purchase Price").

1. DEFINITIONS

        Save as otherwise defined herein, capitalised terms shall have the meanings set out in the SPA.

2. GUARANTEE

        In consideration of the Seller entering into the SPA (a copy of which the Guarantor acknowledges having received and is attached hereto as the Annex) with the Purchaser, the Guarantor hereby irrevocably and unconditionally, as a continuing obligation, guarantees to the Seller the proper and punctual performance by the Purchaser of all its obligations under the SPA and, as principal debtor and not merely as surety, undertakes to pay the Seller on demand in CHF, if the Purchaser fails to pay them or any part thereof, all amounts whatsoever which the SPA provides are to be paid by the Purchaser including without limitation the SPA Purchase Price, provided that the aggregate liability of the Guarantor to the Seller hereunder shall not exceed the aggregate liability of the Purchaser to the Seller under the SPA.

3. INDEMNITY

        As a separate, additional continuing and primary obligation, the Guarantor, unconditionally and irrevocably, undertakes to indemnify the Seller (on an after tax basis) on demand in CHF (without requiring the Seller first to take steps against the Purchaser or any other person) against any and all losses, actions, claims, proceedings, liabilities, expenditure or costs suffered or incurred by the Seller or any of its affiliates should the amounts which would otherwise be due under Clause 2 above not be enforceable for any reason whatsoever including (but not limited to) the SPA being or becoming void, voidable or unenforceable.

4. RELEASES

        Any release, compromise or discharge of the obligations of the Guarantor shall be deemed to be made subject to the condition that it will be void if any payment, performance or security which the Seller may receive or have received is set aside or proves invalid for whatever reason.

5. EXCLUSION OF DEFENCES

        The Guarantor's liability hereunder shall remain in force notwithstanding any act, omission, neglect, event or matter whatsoever whether or not known to the Guarantor, the Purchaser or the

Seller (other than irrevocable payment to the Seller of the amounts guaranteed hereunder and performance in full of all obligations guaranteed hereunder) and nothing shall affect, impair, discharge, release or otherwise exonerate the Guarantor from any of its liabilities or obligations under this Guarantee and the foregoing shall apply, without limitation, in relation to:

          (i)    anything which would have discharged the Guarantor (wholly or in part) whether as surety, co-obligor or otherwise or which would have afforded the Guarantor any legal or equitable defence;

          (ii)   the existence, validity, taking or renewal of any other guarantee, security, right of recourse, set off or combination or other right or interest held or had by the Seller in relation to the SPA or any other document entered into pursuant to the SPA or any demand or enforcement of neglect to perfect, failure to demand or enforce or the release or waiver of any such guarantee, security, right of recourse, set off or combination or other right or interest;

          (iii)  any amendment, variation, assignment, novation or departure (however substantial or material) of, to or of the SPA or any security or other document relating to the SPA (which shall be binding upon the Guarantor in all circumstances, notwithstanding it may increase or otherwise affect the liability of the Guarantor);

          (iv)  any release of or granting of time or any other indulgence to the Seller or any third party;

          (v)   any winding up, dissolution, reconstruction or reorganisation, legal limitation, disability, incapacity or lack of corporate power or authority or other circumstances of, or any change in the constitution or corporate identity by, the Seller or any other person;

          (vi)  any other circumstances which might render void or unenforceable the obligations of the Purchaser under the Agreement or which might affect the Seller's ability to recover amounts from the Purchaser; or

          (vii) any defence or counterclaim which the Purchaser may be able to assert against Seller.

6. DEMANDS

        Demands may be made by the Seller under this Guarantee from time to time irrespective of whether any demands, steps or proceedings are being or have been taken against the Purchaser or any other person or whether or in what order any security to which Seller may be entitled is enforced.

7. UNDERTAKINGS

        The Guarantor shall not, without first obtaining the Seller's written consent:

          (i)    take or accept any security interest from the Purchaser;

          (ii)   prove in a liquidation or winding up or analogous proceeding of the Purchaser in competition with Seller for any amount whatsoever owing to Seller by the Purchaser on any account whatsoever;

          (iii)  claim payment whether directly or by setoff, lien, counterclaim or otherwise of any amount which may be or has become due to the Guarantor by the Purchaser or a third party in relation to the Agreement if the Purchaser has defaulted under the Agreement; or

          (iv)  exercise any other right or remedy in respect of any amount paid by the Guarantor hereunder.

8. PAYMENT OVER

        If notwithstanding Clause 7 above, the Guarantor holds or recovers any security, moneys or property from the Purchaser or any third party in respect of the Purchaser, it shall hold such security, moneys or property in trust for Seller and forthwith pay or transfer the same to Seller.

9. NO DEDUCTIONS

        All amounts payable hereunder shall be made in full without any deduction or withholding whatsoever (whether in respect of set off, counterclaim, duties, taxes, charges or otherwise) unless such deduction or withholding is required by law, in which event the Guarantor shall pay to the Seller an additional amount so that the net amount received by the Seller will equal the full amount which the Seller would have received had no such deduction or withholding been made.

10. REPRESENTATION

        The Guarantor acknowledges that it has represented to the Seller, and hereby warrants, that it has full power and authority to enter into this Guarantee, that it has taken all necessary corporate or other actions to authorise the same, and that as executed this Guarantee (and the performance of all obligations herein contained) does not and will not constitute a breach of any law, regulation or official directive to which the Guarantor is subject, or any agreement by which the Guarantor is bound, and is and will be valid, binding and enforceable in accordance with its terms.

11. PAYMENT MECHANICS

          (i)    A statement as to any amount due to the Seller pursuant to this Guarantee which is certified as being correct by one of the Seller's officers shall be conclusive evidence in the absence of manifest error that such amount is in fact due and payable.

          (ii)   If any sum paid or recovered by the Seller in respect of the Guarantor's liabilities hereunder is less than the amount then due, the Seller may apply that sum to principal, interest, fees or any other amount due hereunder in such proportions and order and generally in such manner as Seller think fit.

          (iii)  If, under any applicable law, whether as a result of a judgment against the Guarantor or the liquidation of the Guarantor or for any other reason, any payment under or in connection with this Guarantee is made or is recovered in a currency (the "other currency") other than that in which it is required to be paid hereunder (the "original currency") then, to the extent that the payment to the Seller (when converted at the rate of exchange on the date of payment or, in the case of a liquidation, the latest date for the determination of liabilities permitted by the applicable law) falls short of the amount unpaid under this Guarantee, the Guarantor shall as a separate and independent obligation, fully indemnify the Seller against the amount of the shortfall and for the purposes of this clause rate of exchange means the rate at which the Seller is able on the relevant date to purchase the original currency in London with the other currency.

          (iv)  If the Guarantor fails to pay any amount in accordance with this Guarantee, the Guarantor shall pay interest in the currency in which such amount is denominated on that amount from the time of default up to the time of actual payment (as well after as before judgment) at the rate of 12% per annum (on the basis of interest periods and compounding and otherwise calculated as determined by Seller) provided that the Guarantor shall not be liable to pay interest under this Guarantee on amounts guaranteed that bear interest independently of this Guarantee.

12. VAT

        The amounts stated in this Guarantee to be payable by the Guarantor are exclusive of value added tax or similar sales tax ("VAT") and accordingly:

          (i)    the Guarantor shall pay on demand any VAT properly chargeable in respect of supplies to the Guarantor as contemplated by this Guarantee;

          (ii)   in the case of goods or services supplied to or other costs, fees and expenses incurred by Seller in connection with this Guarantee and which are to be met by the Guarantor or in respect of which the Guarantor is to indemnify Seller, the Guarantor (for the avoidance of doubt) shall pay by way of additional remuneration such amount as shall represent any associated V AT (whether charged by the supplier or suffered by reason of reverse charge provisions).

13. SET OFF

        The Seller may without notice consolidate and merge all or any obligations owed by the Guarantor under this Guarantee against any obligation (whether or not matured) owed by the Seller to the Guarantor, regardless of the place of payment or currency and may set off or transfer such sum to the credit of any account in or towards the satisfaction of such obligations. If the obligations are in different currencies, the Seller may convert either obligation at the market rate of exchange available in (at Seller's option) New York or London for the purpose of the set off. If an obligation is unascertained or unliquidated, the Seller may in good faith estimate that obligation and set off in respect of that estimated amount.

14. SUSPENSE ACCOUNT

        The Seller may at any time and for such time as the Seller thinks fit place and keep any amounts received, recovered or realised under this Guarantee or any other guarantee or security, to the credit of a suspense account, an account of the Guarantor or an account of such other person as the Seller thinks fit (without liability to pay interest thereon) and the Seller shall not be obliged to apply any amount so received in or towards the discharge of the Guarantor's obligations hereunder until all amounts due hereunder or in connection herewith have been irrevocably paid and discharged in full.

15. INVALIDITY

        If at any time any of the provisions of this Guarantee becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

16. ASSIGNMENT

        The Seller may assign the benefit of this Guarantee in whole or in part and this Guarantee shall enure to the benefit of any such assignee. The Guarantor shall not assign or transfer its rights or obligations hereunder.

17. MISCELLANEOUS

        17.1 This Deed may be varied only by a document signed by or on behalf of the Guarantor and Seller.

        17.2 A waiver of any term, provision or condition of this Deed shall be effective only if given in writing and signed by the waiving or consenting party and then only in the instance and for the purpose for which it is given.

        17.3 This Deed may be executed in any number of counterparts which together shall constitute one deed. Any party may enter into this Deed by executing a counterpart and this Deed will not take effect until it has been executed by all parties.

        17.4 Any notice, demand or other communication given or made under or in connection with the matters contemplated by this Deed must be in writing and must be delivered personally or sent by fax or prepaid first class post (air mail if posted to or from a place outside the United Kingdom):-

        In the case of the Guarantor to:

    Liberty Media International, Inc.
    12300 Liberty Boulevard
    Englewood, CO 80112
    United States of America

        In the case of the Seller to:

    Glacier Holdings GP S.A.
    L-1471 Luxembourg
    398, route d'Esch
    Luxembourg
    Attn: Board of Directors

        with a copy (which shall not constitute notice) to:

    Kirkland & Ellis International LLP
    Tower 42
    25 Old Broad Street
    London EC2N 1HQ
    United Kingdom
    Attn: Erik C. Dahl
    Telephone: +44 207 816 8700
    Facsimile: +44 207 816 8800

        with an additional copy (which shall not constitute notice) to:

    Wachtell, Lipton, Rosen & Katz
    51 West 52nd Street
    New York, New York 10019
    United States of America
    Attn: Steven A. Cohen
    Telephone: +1 212 403 1000
    Facsimile: +1 212 403 2000

        and shall be deemed to have been duly given or made as follows:-

        if personally delivered, upon delivery at the address of the relevant party;

        if sent by first class post, two Business Days after the date of posting;

        if sent by air mail, five Business Days after the date of posting; and

        if sent by fax, on receipt of a fax communication report showing the transmission has been completed and showing the correct fax number.

18. GOVERNING LAW AND JURISDICTION

        18.1 All the parties agree that the courts of England are (subject to Clauses 18.2 and 18.3 below) to have exclusive jurisdiction to settle any disputes (including claims for set- off and counterclaims) which may arise in connection with the creation, validity, effect, interpretation or performance of, or the legal relationships established by, this Guarantee or otherwise arising in connection with this Guarantee and for such purposes irrevocably submit to the jurisdiction of the English courts.

        18.2 The agreement contained in Clause 18.1 above is included for the Seller's benefit. Accordingly, notwithstanding the exclusive agreement in Clause 18.1 above, the Seller shall retain the right to bring proceedings in any other court which has jurisdiction.

        18.3 The Seller may, at the Seller's absolute discretion, take proceedings in the courts of any other country which may have jurisdiction including the courts of the State of New York to whose jurisdiction the Guarantor irrevocably submits.

        18.4 The Guarantor irrevocably waives any objections to the jurisdiction of any courts referred to in this Clause 18.

        18.5 The Guarantor irrevocably agrees that a judgment or order of any court referred to in this Clause 18 in connection with this Guarantee is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction.

        18.6 The Guarantor irrevocably consents to service of process or any other document in connection with proceedings in any court by facsimile transmission, personal service, delivery at any address specified in this Guarantee or any other usual address, mail or in any other manner permitted by English law, the law of the place of service or the law of the jurisdiction where proceedings are instituted.

19. PROCESS AGENT

        The Guarantor shall at all times maintain an agent for service of process and any other documents in proceedings in England or any other proceedings in connection with this Guarantee. Such agent shall be Law Debenture Corporate Services Limited of Fifth Floor, 100 Wood Street, London EC2V 7EX and any writ, judgment or other notice of legal process shall be sufficiently served on the Guarantor if delivered to such agent at its address for the time being. The Guarantor irrevocably undertakes not to revoke the authority of the above agent and if, for any reason, the Seller requests the Guarantor to do so, the Guarantor shall promptly appoint another such agent with an address in England and so advise Seller. If following such request, the Guarantor fails to appoint another agent, the Seller shall be entitled to appoint one on behalf of the Guarantor at the expense of the Guarantor.

20. FURTHER ASSURANCE

        The Guarantor agrees to perform (or procure the performance of) all further acts and things, and execute and deliver (or procure the execution and delivery of) such further documents, as may be required by law or as may be necessary or reasonably desirable, in the Seller's opinion, to implement and/or give effect to this Guarantee and the transaction contemplated by it or to establish, maintain and protect the Seller's rights.

21. ENTIRE AGREEMENT

        This Guarantee sets out the entire agreement and understanding between parties in respect of the subject matter of this Guarantee. It is agreed that:

          (i)    no party has entered into this Guarantee in reliance upon any representation, warranty or undertaking of any other party which is not expressly set out or referred to in this Guarantee;

          (ii)   (except for breach of an express warranty under this Guarantee) no party shall have any claim or remedy under this Guarantee in respect of misrepresentation (whether negligent or otherwise, and whether made prior to or in this Guarantee or untrue statement made by any other party);

          (iii)  this clause shall not exclude any liability for fraudulent misrepresentation.

22. RIGHTS CUMULATIVE, WAIVERS

        The Seller's rights under this Guarantee are cumulative, may be exercised as often as the Seller consider appropriate and are in addition to the Seller's rights under general law. The Seller's rights under this Guarantee shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing; and in particular no failure or delay by the Seller in exercising any right or remedy provided by law under or pursuant to this Guarantee shall impair such rights or remedy or operate or be construed as a waiver or variation of it or precluded its exercise at any subsequent time and no single or partial exercise of any such right or remedy shall preclude any other or further exercise of it or the exercise of any other right or remedy and no act or course of conduct or negotiation by the Seller or on the Seller's behalf shall in any way preclude the Seller from exercising any such right or remedy or constitute a suspension or any variation of any such right or remedy.

* * * * *

        This DEED has been duly executed and delivered as a Deed on the date written above.

EXECUTED AND DELIVERED	)
As a DEED by LIBERTY MEDIA	)
INTERNATIONAL, INC.	)
acting by its duly authorised signatory:	)
Mike Fries, Chief Executive Officer and Director	)	/s/ MIKE FRIES
in the presence of:-
Signature of witness:		/s/ TON TUITJEN
Name of witness:		Ton Tuitjen
Address:
Occupation:

        This DEED has been duly executed and delivered as a Deed on the date written above.

EXECUTED AND DELIVERED	)
As a DEED by GLACIER HOLDINGS SCA	)
acting by its General Partner and Manager,	)
GLACIER HOLDINGS GP SA, acting	)
by its duly authorised signatory:	)
Ramez Sousou, Director	)	/s/ RAMEZ SOUSOU
in the presence of:-
Signature of witness:		/s/ TIRIANA CANTONI
Name of witness:		Tiriana Cantoni
Address:		12 Herbert Crescent London, U.K.
Occupation:

QuickLinks

  Exhibit 99.1